UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2019

RESTAURANT BRANDS INTERNATIONAL INC.
RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Canada Ontario	001-36786 001-36787	98-1202754 98-1206431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Restaurant Brands International Inc.
Restaurant Brands International Limited Partnership
130 King Street West, Suite 300
Toronto, Ontario M5X 1E1
(Address of principal executive offices, including Zip Code)
(905)
845-6511
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	QSR	New York Stock Exchange Toronto Stock Exchange
Class B exchangeable limited partnership units	QSP	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01. Other Events.
As previously disclosed, on August 9, 2019, Restaurant Brands International Inc. (“RBI”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC as the underwriter (the “Underwriter”), HL1 17 LP, an affiliate of 3G Capital Partners LP, as the selling shareholder, and Morgan Stanley & Co. LLC as the forward seller and forward purchaser relating to the sale of 24,000,000 common shares of RBI, no par value, to the Underwriter (the “Offering”). The Offering closed on August 13, 2019.
A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form
8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement, dated August 9, 2019, by and among RBI, Morgan Stanley & Co. LLC as underwriter, HL1 17 LP as selling shareholder, and Morgan Stanley & Co. LLC as forward seller and forward purchaser.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTAURANT BRANDS INTERNATIONAL INC. RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP, by its general partner RESTAURANT BRANDS INTERNATIONAL INC .

/s/ Jill Granat
Date: August 13, 2019	Name:	Jill Granat
	Title:	General Counsel and Corporate Secretary